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Exhibit 10.1

                         [LETTERHEAD OF PLC SYSTEMS, INC.]

                                      ___________, 1999


[NAME AND ADDRESS OF PURCHASER]


Dear Sirs:

     This letter sets forth the agreement of ___________________________ and PLC Systems, Inc. (the "Company") regarding purchases by _________ from the Company of the Company's common stock (the "Common Stock") during the Investment Period (as defined below). The parties agree as follows:

     1. This agreement relates to the investment period which commenced on _________, 1999 and ended on _______, 1999 (the "Investment Period").

     2. The Company represents and warrants that the shares of Common Stock issued by the Company to ____________ have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-3 dated February 12, 1999, (the "Registration Statement") and the Company will take all action necessary to keep the Registration Statement effective at all times until the earliest of (a) one year from the date the shares of Common Stock are issued and (b) __________________ no longer owns any of the shares of Common Stock purchased during the Investment Period.

     3. The Company will keep current the prospectus supplement to the prospectus which is a part of the Registration Statement (the "Prospectus Supplement") to be filed with the Securities and Exchange Commission (the "Commission") in connection with the shares of Common Stock sold during the Investment Period for __ days after the filing of the Prospectus Supplement.

     4. The Company will take all action necessary to continue the listing or trading of its Common Stock on the American Stock Exchange or any relevant market or system, if applicable, and will comply in all respects with the Company's reporting, listing (including, without limitation, the listing of the shares of Common Stock purchased by _____________) or other obligations under the rules of the American Stock Exchange or any relevant market or system.

     5. The Company and __________ will indemnify each other as provided in Schedule A attached hereto against liability with respect to the Registration Statement (including, without limitation, the Prospectus Supplement) relating to the Common Stock which was sold by the Company to _____________.

     6. The Company will promptly notify ____________ of (a) any stop order or other suspension of the effectiveness of the Registration Statement and (b) the happening of any event as

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a result of which the prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading.

     7. The Company will furnish ______________ promptly after the same is prepared and publicly distributed, filed with the Commission or received by the Company, each Prospectus Supplement or amendment and such number of copies of the prospectus, Prospectus Supplement and amendments as ____________ may request in connection with its purchase of the shares of Common Stock.

     Please execute a copy of this letter which, when executed by
______________, will constitute a agreement between the Company and
______________.

                                   Very truly yours,


                                   [Name of the Company]


                                   By:
                                      -----------------------------
                                         Name:
                                         Title:

AGREED TO:

----------------------------


By:
   -------------------------
      Name:
      Title:


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                              SCHEDULE A

                    TERMS OF INDEMNIFICATION


(a) INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless _________________ and each person, if any, who controls _________________ within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act") or Section 20(a) of the Securities Exchange Act, as amended (the "Exchange Act") from and against any losses, claims, damages, liabilities and expenses (including reasonable costs of defense and investigation and all attorney's fees) to which _________________ and each person, if any, who controls _________________
     may become subject, under the Securities Act or otherwise, insofar as such lossses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement relating to Common Stock being sold to _________________ (including the Prospectus dated ____________________, 1999, the Prospectus Supplement dated
     _________________ (the "Prospectus Supplement") which are a part of it), or any amendment or supplement to it, or (ii) the omission or alleged omission to state in that Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading.

     The Company will reimburse _________________ and each such controlling person promptly upon demand for any legal or other costs or expenses REASONABLY incurred by _________________ or the controlling person in investigating, defending against, or preparing to defend against any such claim, action, suit or proceeding, except that the Company will not be liable to the extent a claim or action which results in a loss, claim, damage, liability or expense arises out of, or is based upon, an untrue statement, alleged untrue statement, omission or alleged omission, included in any Prospectus Supplement or any amendment or supplement to the Prospectus Supplement in reliance upon, and in conformity with, written information furnished by _________________ to the Company for inclusion in the Prospectus Supplement.

(b)  INDEMNIFICATION BY _________________.  _________________ will indemnify and hold harmless the Company, each of its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act") or Section 20(a) of the Securities Exchange Act, as amended (the "Exchange Act") from and against any expenses (including reasonable costs of defense and investigation and all attorneys fees) to which _________________ and each person, if any, who controls _________________ may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus Supplement or any amendment or supplement to it or (ii) the omission or alleged omission to state in any Prospectus Supplement or any amendment or supplement to it a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, the untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon, and in conformity with, written information furnished by _________________ to the Company for inclusion in the Prospectus Supplement or an amendment or supplement to it, and _________________ will reimburse the Company and each such director, officer or controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Company or the other person in investigating, defending against, or preparing to defend against any such claim, action, suit or proceeding.


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(c)  INDEMNIFICATION PROCEDURES.  Promptly after a person receives notice of a claim or the commencement of an action for which the person intends to seek indemnification under Paragraph (a) or (b), the person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding, but failure to notify the indemnifying party will not relieve the indemnifying party from liability under Paragraph (a) or (b), except to the extent it has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the indemnifying party acknowledges in writing the obligation to indemnify the party against whom the claim or action is brought, the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding the indemnifying party will pay the fees and expenses of one separate counsel for the indemnified parties. Each indemnified party, as a condition to receiving indemnification as provided in Paragraph (a) or (b), will cooperate in all reasonable respects with the indemnifying party in the defense of any action or claim as to which indemnification is sought. No indemnifying party will be liable for any settlement of any action effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened action with respect which an indemnified party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action.

(d) CONTRIBUTION. If for any reason the indemnification provided for in this agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss or liability referred to in Paragraph (a) or (b), each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of the loss or liability, (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the sale of stock which is the subject of the claim, action, suit or proceeding which resulted in the loss or liability or (ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of stock, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss or liability, as well as any other relevant equitable considerations.